Exhibit 99.1 Capital Senior Living Announces Strategic Investment from Conversant Capital and Proposed Rights Offering to Raise Up to $152.5 Million Investor Presentation July 22, 2021Exhibit 99.1 Capital Senior Living Announces Strategic Investment from Conversant Capital and Proposed Rights Offering to Raise Up to $152.5 Million Investor Presentation July 22, 2021

Forward-Looking Statements & Non-GAAP Financial Measures Forward Looking Statements: The forward-looking statements in presentation are subject to certain risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially, including, but not limited to, the Company’s ability to obtain stockholder approval for the proposed transaction; the satisfaction of all conditions to the closing of the proposed transaction; other risks related to the consummation of the proposed transaction, including the risk that the transaction will not be consummated within the expected time period or at all; the costs related to the proposed transaction; the impact of the proposed transaction on the Company’s business; any legal proceedings that may be brought related to the proposed transaction; the continued spread of COVID-19, including the speed, depth, geographic reach and duration of such spread; new information that may emerge concerning the severity of COVID-19; the actions taken to prevent or contain the spread of COVID-19 or treat its impact; the legal, regulatory and administrative developments that occur at the federal, state and local levels in response to the COVID- 19 pandemic; the frequency and magnitude of legal actions and liability claims that may arise due to COVID-19 or the Company’s response efforts; the impact of COVID-19 and the Company’s near-term debt maturities on the Company’s ability to continue as a going concern; the Company’s ability to generate sufficient cash flows from operations, additional proceeds from debt refinancings, and proceeds from the sale of assets to satisfy its short and long-term debt obligations and to fund the Company’s capital improvement projects to expand, redevelop, and/or reposition its senior living communities; the Company’s ability to obtain additional capital on terms acceptable to it; the Company’s ability to extend or refinance its existing debt as such debt matures; the Company’s compliance with its debt agreements, including certain financial covenants, and the risk of cross-default in the event such non-compliance occurs; the Company’s ability to complete acquisitions and dispositions upon favorable terms or at all, including the transfer of certain communities managed by the Company on behalf of Fannie Mae, Healthpeak, Ventas, and Welltower; the Company’s ability to improve and maintain adequate controls over financial reporting and remediate the identified material weakness; the risk of oversupply and increased competition in the markets which the Company operates; the risk of increased competition for skilled workers due to wage pressure and changes in regulatory requirements; the departure of the Company’s key officers and personnel; the cost and difficulty of complying with applicable licensure, legislative oversight, or regulatory changes; the risks associated with a decline in economic conditions generally; the adequacy and continued availability of the Company’s insurance policies and the Company’s ability to recover any losses it sustains under such policies; changes in accounting principles and interpretations; and the other risks and factors identified from time to time in the Company’s reports filed with the Securities and Exchange Commission. Non-GAAP Financial Measures: In this presentation, the Company utilizes certain financial valuation and performance measures of operating performance, such as Net Operating Income (‘’NOI ), that are not calculated in accordance with GAAP. Non-GAAP financial measures may have material limitations in that they do not reflect all of the costs associated with the Company's results of operations as determined in accordance with GAAP. As a result, these non-GAAP financial measures should not be considered a substitute for, nor superior to, financial results and measures determined or calculated in accordance with GAAP. NOI is calculated as revenue less operating expenses exclusive of COVID-19 relief and expenses of ($7.7M), net. The Company believes NOI is a useful performance measure in identifying trends in day-to-day operations because it excludes the costs associated with acquisitions and conversions and other items that do not ordinarily reflect the ongoing operating results of the Company's primary business. NOI is an important points of analysis when evaluating performance as it provides an indication of the effectiveness of management producing growth in operations from existing assets. NOI provides indicators to management of progress in achieving both consolidated and individual business unit operating performance and is used by research analysts and investors to evaluate the performance of companies in the senior living industry. 2Forward-Looking Statements & Non-GAAP Financial Measures Forward Looking Statements: The forward-looking statements in presentation are subject to certain risks and uncertainties that could cause the Company’s actual results and financial condition to differ materially, including, but not limited to, the Company’s ability to obtain stockholder approval for the proposed transaction; the satisfaction of all conditions to the closing of the proposed transaction; other risks related to the consummation of the proposed transaction, including the risk that the transaction will not be consummated within the expected time period or at all; the costs related to the proposed transaction; the impact of the proposed transaction on the Company’s business; any legal proceedings that may be brought related to the proposed transaction; the continued spread of COVID-19, including the speed, depth, geographic reach and duration of such spread; new information that may emerge concerning the severity of COVID-19; the actions taken to prevent or contain the spread of COVID-19 or treat its impact; the legal, regulatory and administrative developments that occur at the federal, state and local levels in response to the COVID- 19 pandemic; the frequency and magnitude of legal actions and liability claims that may arise due to COVID-19 or the Company’s response efforts; the impact of COVID-19 and the Company’s near-term debt maturities on the Company’s ability to continue as a going concern; the Company’s ability to generate sufficient cash flows from operations, additional proceeds from debt refinancings, and proceeds from the sale of assets to satisfy its short and long-term debt obligations and to fund the Company’s capital improvement projects to expand, redevelop, and/or reposition its senior living communities; the Company’s ability to obtain additional capital on terms acceptable to it; the Company’s ability to extend or refinance its existing debt as such debt matures; the Company’s compliance with its debt agreements, including certain financial covenants, and the risk of cross-default in the event such non-compliance occurs; the Company’s ability to complete acquisitions and dispositions upon favorable terms or at all, including the transfer of certain communities managed by the Company on behalf of Fannie Mae, Healthpeak, Ventas, and Welltower; the Company’s ability to improve and maintain adequate controls over financial reporting and remediate the identified material weakness; the risk of oversupply and increased competition in the markets which the Company operates; the risk of increased competition for skilled workers due to wage pressure and changes in regulatory requirements; the departure of the Company’s key officers and personnel; the cost and difficulty of complying with applicable licensure, legislative oversight, or regulatory changes; the risks associated with a decline in economic conditions generally; the adequacy and continued availability of the Company’s insurance policies and the Company’s ability to recover any losses it sustains under such policies; changes in accounting principles and interpretations; and the other risks and factors identified from time to time in the Company’s reports filed with the Securities and Exchange Commission. Non-GAAP Financial Measures: In this presentation, the Company utilizes certain financial valuation and performance measures of operating performance, such as Net Operating Income (‘’NOI ), that are not calculated in accordance with GAAP. Non-GAAP financial measures may have material limitations in that they do not reflect all of the costs associated with the Company's results of operations as determined in accordance with GAAP. As a result, these non-GAAP financial measures should not be considered a substitute for, nor superior to, financial results and measures determined or calculated in accordance with GAAP. NOI is calculated as revenue less operating expenses exclusive of COVID-19 relief and expenses of ($7.7M), net. The Company believes NOI is a useful performance measure in identifying trends in day-to-day operations because it excludes the costs associated with acquisitions and conversions and other items that do not ordinarily reflect the ongoing operating results of the Company's primary business. NOI is an important points of analysis when evaluating performance as it provides an indication of the effectiveness of management producing growth in operations from existing assets. NOI provides indicators to management of progress in achieving both consolidated and individual business unit operating performance and is used by research analysts and investors to evaluate the performance of companies in the senior living industry. 2

Important Information No Offer or Solicitation /Additional Information and Where to Find It This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of any securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The rights offering will be made pursuant to the Company’s shelf registration statement on Form S-3, which became effective on May 6, 2020, and a prospectus supplement containing the detailed terms of the rights offering to be filed with the SEC. Any offer will be made only by means of a prospectus forming part of the registration statement. Investors should read the prospectus supplement, when available, and consider the investment objective, risks, fees and expenses of the Company carefully before investing. When available, a copy of the prospectus supplement may be obtained at the website maintained by the SEC at www.sec.gov. This communication is being made in connection with the proposed private placement and rights offering. In connection with the proposed transaction, the Company intends to file a proxy statement with the SEC. The Company may also file other relevant documents with the SEC regarding the proposed transaction. The information in the preliminary proxy statement will not be complete and may be changed. The definitive proxy statement will be delivered to stockholders of the Company. This communication is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the preliminary proxy statement and the definitive proxy statement (in each case, if and when available) and other documents containing important information about the Company and the proposed transaction once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at http://www.capitalsenior.com. Participants in the Solicitation The Company and its executive officers and directors and certain other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is available in its Proxy Statement on Schedule 14A for its 2020 Annual Meeting of Stockholders, filed with the SEC on November 3, 2020, and in its Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 31, 2021, as amended on April 30, 2021. These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials relating to the proposed transaction to be filed with the SEC when they become available. 3Important Information No Offer or Solicitation /Additional Information and Where to Find It This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of any securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The rights offering will be made pursuant to the Company’s shelf registration statement on Form S-3, which became effective on May 6, 2020, and a prospectus supplement containing the detailed terms of the rights offering to be filed with the SEC. Any offer will be made only by means of a prospectus forming part of the registration statement. Investors should read the prospectus supplement, when available, and consider the investment objective, risks, fees and expenses of the Company carefully before investing. When available, a copy of the prospectus supplement may be obtained at the website maintained by the SEC at www.sec.gov. This communication is being made in connection with the proposed private placement and rights offering. In connection with the proposed transaction, the Company intends to file a proxy statement with the SEC. The Company may also file other relevant documents with the SEC regarding the proposed transaction. The information in the preliminary proxy statement will not be complete and may be changed. The definitive proxy statement will be delivered to stockholders of the Company. This communication is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the preliminary proxy statement and the definitive proxy statement (in each case, if and when available) and other documents containing important information about the Company and the proposed transaction once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at http://www.capitalsenior.com. Participants in the Solicitation The Company and its executive officers and directors and certain other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is available in its Proxy Statement on Schedule 14A for its 2020 Annual Meeting of Stockholders, filed with the SEC on November 3, 2020, and in its Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 31, 2021, as amended on April 30, 2021. These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials relating to the proposed transaction to be filed with the SEC when they become available. 3

Leading Operator of Seniors Housing and Services 68 30+ 6,000+ 76.8% 3,200+ Communities 3 Year YTD 2021 Avg Occupancy Residents Employees 60 Owned History Served 60 owned communities 8 Managed Attractive Markets and Resident Attractive Private Pay 1,2 1 15+ Communities Demographic Focus 6,881 Units 5 - 14 Communities 18 States Texas < 5 Communities Private Pay Other 23% 29% 92% 22% 10% Ohio 8% Wisconsin 16% Medicaid Indiana 1 Balanced Unit Mix Supports Target Market Profile Assisted Living 50% Independent Living 68 Communities Memory Care 1 38% Data for 60 Owned Communities Managed Owned 2 Based on full Year 2020 12% Revenue 3 YTD through 6/30/21 4 See Forwarding Looking Statements DisclaimerLeading Operator of Seniors Housing and Services 68 30+ 6,000+ 76.8% 3,200+ Communities 3 Year YTD 2021 Avg Occupancy Residents Employees 60 Owned History Served 60 owned communities 8 Managed Attractive Markets and Resident Attractive Private Pay 1,2 1 15+ Communities Demographic Focus 6,881 Units 5 - 14 Communities 18 States Texas < 5 Communities Private Pay Other 23% 29% 92% 22% 10% Ohio 8% Wisconsin 16% Medicaid Indiana 1 Balanced Unit Mix Supports Target Market Profile Assisted Living 50% Independent Living 68 Communities Memory Care 1 38% Data for 60 Owned Communities Managed Owned 2 Based on full Year 2020 12% Revenue 3 YTD through 6/30/21 4 See Forwarding Looking Statements Disclaimer

Business Update 5Business Update 5

Strong Leading Indicators Support 2021 Occupancy Recovery Leads Tours COVID-19 COVID-19 Vaccine Vaccine Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun '20 '20 '20 '20 '20 '20 '20 '20 '20 '20 '20 '20 '21 '21 '21 '21 '21 '21 '20 '20 '20 '20 '20 '20 '20 '20 '20 '20 '20 '20 '21 '21 '21 '21 '21 '21 Move Ins Move Outs COVID-19 Vaccine COVID-19 Vaccine Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun '20 '20 '20 '20 '20 '20 '20 '20 '20 '20 '20 '20 '21 '21 '21 '21 '21 '21 '20 '20 '20 '20 '20 '20 '20 '20 '20 '20 '20 '20 '21 '21 '21 '21 '21 '21 Data for 60 Capital Senior Living owned communities See Forwarding Looking Statements Disclaimer 6Strong Leading Indicators Support 2021 Occupancy Recovery Leads Tours COVID-19 COVID-19 Vaccine Vaccine Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun '20 '20 '20 '20 '20 '20 '20 '20 '20 '20 '20 '20 '21 '21 '21 '21 '21 '21 '20 '20 '20 '20 '20 '20 '20 '20 '20 '20 '20 '20 '21 '21 '21 '21 '21 '21 Move Ins Move Outs COVID-19 Vaccine COVID-19 Vaccine Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun '20 '20 '20 '20 '20 '20 '20 '20 '20 '20 '20 '20 '21 '21 '21 '21 '21 '21 '20 '20 '20 '20 '20 '20 '20 '20 '20 '20 '20 '20 '21 '21 '21 '21 '21 '21 Data for 60 Capital Senior Living owned communities See Forwarding Looking Statements Disclaimer 6

Outperforming Peers Through Challenging Environment • COVID-19 Pandemic has had a material impact on senior housing operations throughout the industry • Capital Senior Living continues to outperform peers in this challenging environment, with a less pronounced occupancy decline through the trough in February 2021, and meaningfully faster recovery thereafter (1)(2) Capital Senior Living End-of-Period Spot Occupancy vs. Peers Impact of COVID-19 Pandemic (Mar ’20 to Feb Road to Recovery ’21) CSU: 560 bps increase (Feb ’21 to Jun ’21) CSU: (760) bps decline Peers: 130 bps increase (Feb ’21 to May Peers: (1,020) bps decline ’21) Q1 '20 Q2 '20 Q3 '20 Q4 '20 Jan '21 Feb '21 Mar '21 Apr '21 May '21 Jun '21 Quarterly Monthly (2) CSU Spot Occupancy Peer Spot Occupancy (1) Occupancy for 60 owned communities (2) Peer set consists of Welltower, Ventas, Brookdale Senior Living, and New Senior Investment Group See Forwarding Looking Statements Disclaimer 7 85.1% 82.9% 80.9% 80.6% 79.1% 78.6% 76.8% 76.5% 75.4% 75.7% 74.9% 75.3% 75.1% 76.7% 75.7% 78.5% 76.2% 79.3% TBD – as announced 80.9%Outperforming Peers Through Challenging Environment • COVID-19 Pandemic has had a material impact on senior housing operations throughout the industry • Capital Senior Living continues to outperform peers in this challenging environment, with a less pronounced occupancy decline through the trough in February 2021, and meaningfully faster recovery thereafter (1)(2) Capital Senior Living End-of-Period Spot Occupancy vs. Peers Impact of COVID-19 Pandemic (Mar ’20 to Feb Road to Recovery ’21) CSU: 560 bps increase (Feb ’21 to Jun ’21) CSU: (760) bps decline Peers: 130 bps increase (Feb ’21 to May Peers: (1,020) bps decline ’21) Q1 '20 Q2 '20 Q3 '20 Q4 '20 Jan '21 Feb '21 Mar '21 Apr '21 May '21 Jun '21 Quarterly Monthly (2) CSU Spot Occupancy Peer Spot Occupancy (1) Occupancy for 60 owned communities (2) Peer set consists of Welltower, Ventas, Brookdale Senior Living, and New Senior Investment Group See Forwarding Looking Statements Disclaimer 7 85.1% 82.9% 80.9% 80.6% 79.1% 78.6% 76.8% 76.5% 75.4% 75.7% 74.9% 75.3% 75.1% 76.7% 75.7% 78.5% 76.2% 79.3% TBD – as announced 80.9%

Transaction Overview 8Transaction Overview 8

Capital Senior Living is Partnering with Conversant Capital to Recapitalize the Company & Position it for Growth Capital Senior Living is pleased to announce a strategic investment from Conversant Capital. This comes at a pivotal time as the industry turns the corner from the pandemic and the management team leads the Company into its next chapter of growth. Conversant Capital pursues credit and equity investments within the real estate, digital infrastructure and hospitality sectors in both the public and private markets. Conversant’s principals have a history of partnering with real estate platforms and their management teams to help identify and capitalize on organic and external growth opportunities. Representative transactions include Quinn Residences and Indus Realty Trust. See Forwarding Looking Statements Disclaimer 9Capital Senior Living is Partnering with Conversant Capital to Recapitalize the Company & Position it for Growth Capital Senior Living is pleased to announce a strategic investment from Conversant Capital. This comes at a pivotal time as the industry turns the corner from the pandemic and the management team leads the Company into its next chapter of growth. Conversant Capital pursues credit and equity investments within the real estate, digital infrastructure and hospitality sectors in both the public and private markets. Conversant’s principals have a history of partnering with real estate platforms and their management teams to help identify and capitalize on organic and external growth opportunities. Representative transactions include Quinn Residences and Indus Realty Trust. See Forwarding Looking Statements Disclaimer 9

Capital Senior Living is Transforming Itself Into a Low Risk – High Growth Company Capital Senior Living Then Capital Senior Living Now • 80+ population growth of 1.3% from 2010 to 2019 as the Senior Housing • Sharply accelerating growth of 80+ cohort: 4.1% population relatively small 1928-1940 generation aged into senior 1 CAGR expected from 2020 to 2030 Demand housing • Supply was slowly decelerating in 2018 and 2019, followed by a rapid deceleration in 2020 Senior Housing • Significant multi-year increase in seniors housing supply 2 • New starts in 1Q21 down 77% from 2017 peak • Multi-cycle high in new supply was added in 2017 peak Supply • Accelerating construction costs and challenges in procuring construction financing likely inhibit new supply rd • 1/3 of portfolio leased from 3 party real estate owners. • Portfolio of owned and managed (no triple net leases) avoids Owned / Leased Leases increased fixed cost base and had unsustainable escalating non-operating cost structures and provides stronger Model rent escalators return on focused capital investment in existing portfolio • Portfolio growth prioritized over asset quality; insufficient • Portfolio is now 60 properties (all owned), which represents liquidity to invest in the assets superior subset of previous portfolio Portfolio Quality • CSU portfolio was 126 assets at year end 2019, of which • Proposed capital raise expected to fund material capital 80 were owned and the remainder leased investment into the assets • Decentralized operating model prevented efficient • Management team with intense focus on improving quality of care integration of acquisitions and was less effective at (e.g., roll out of new Memory Care program, Magnolia Trails™) adjusting to operating headwinds including increased while also driving cost efficiencies and synergies (e.g., Operations supply, resident acuity shift, and centralized operating internalized sales and centralized administrative functions) efficiencies (e.g., procurement, human resources, and • Improvements to regional and property level management teams sales capabilities) Free Cash • Disappointing underlying earnings performance • Entering unique period for sector and company specific exacerbated by COVID growth Flow Growth (1) US Census Bureau (2) NIC MAP See Forwarding Looking Statements Disclaimer 10Capital Senior Living is Transforming Itself Into a Low Risk – High Growth Company Capital Senior Living Then Capital Senior Living Now • 80+ population growth of 1.3% from 2010 to 2019 as the Senior Housing • Sharply accelerating growth of 80+ cohort: 4.1% population relatively small 1928-1940 generation aged into senior 1 CAGR expected from 2020 to 2030 Demand housing • Supply was slowly decelerating in 2018 and 2019, followed by a rapid deceleration in 2020 Senior Housing • Significant multi-year increase in seniors housing supply 2 • New starts in 1Q21 down 77% from 2017 peak • Multi-cycle high in new supply was added in 2017 peak Supply • Accelerating construction costs and challenges in procuring construction financing likely inhibit new supply rd • 1/3 of portfolio leased from 3 party real estate owners. • Portfolio of owned and managed (no triple net leases) avoids Owned / Leased Leases increased fixed cost base and had unsustainable escalating non-operating cost structures and provides stronger Model rent escalators return on focused capital investment in existing portfolio • Portfolio growth prioritized over asset quality; insufficient • Portfolio is now 60 properties (all owned), which represents liquidity to invest in the assets superior subset of previous portfolio Portfolio Quality • CSU portfolio was 126 assets at year end 2019, of which • Proposed capital raise expected to fund material capital 80 were owned and the remainder leased investment into the assets • Decentralized operating model prevented efficient • Management team with intense focus on improving quality of care integration of acquisitions and was less effective at (e.g., roll out of new Memory Care program, Magnolia Trails™) adjusting to operating headwinds including increased while also driving cost efficiencies and synergies (e.g., Operations supply, resident acuity shift, and centralized operating internalized sales and centralized administrative functions) efficiencies (e.g., procurement, human resources, and • Improvements to regional and property level management teams sales capabilities) Free Cash • Disappointing underlying earnings performance • Entering unique period for sector and company specific exacerbated by COVID growth Flow Growth (1) US Census Bureau (2) NIC MAP See Forwarding Looking Statements Disclaimer 10

Transaction Summary • Up to approximately $152.5 million capital raise through the private placement of convertible stock with Conversant Investment (1) Capital (“Conversant”) and a proposed common stock rights offering to existing stockholders Summary • Incremental $25 million accordion from Conversant available to fund future investments, subject to certain (2) conditions • $82.5 million private placement of newly designated Series A Convertible Preferred Stock issued to Conversant • Convertible into common shares of the Company at an initial conversion price of $40.00 per share (25% Convertible premium to the rights offering subscription price) Preferred • Dividend: Stock ‒ Payable in cash or payment in-kind (PIK) at the Company’s election (3) ‒ Rate of 11% to 15% (based on rights offering participation) • ~$70 million rights offering of common stock to existing shareholders at $32.00 per share Rights Offering • Conversant has committed to backstop up to $42.5 million in the form of additional purchases of Preferred Stock • Approximately $17.3 million of interim debt financing from Conversant that will be immediately available to the Company to provide funds for working capital between signing and closing • This will be converted into preferred stock at closing (and included in the $82.5 million private placement) or paid debt down with the proceeds of the private placement Other • Conversant receives the right to appoint a number of directors to the board proportional to its as-converted ownership upon transaction closing • Transaction subject to Company stockholder approval and the satisfaction of certain other closing conditions • Expected to close during the fourth quarter of 2021 (subject to receipt of approvals) (1) In aggregate, the minimum initial gross proceeds from the transaction will total $125 million (or $150 million, inclusive of the $25 million accordion) (2) Accordion to be funded via Preferred Stock See Forwarding Looking Statements Disclaimer 11 (3) Dividend rate to be determined at closing based on participation in the rights offeringTransaction Summary • Up to approximately $152.5 million capital raise through the private placement of convertible stock with Conversant Investment (1) Capital (“Conversant”) and a proposed common stock rights offering to existing stockholders Summary • Incremental $25 million accordion from Conversant available to fund future investments, subject to certain (2) conditions • $82.5 million private placement of newly designated Series A Convertible Preferred Stock issued to Conversant • Convertible into common shares of the Company at an initial conversion price of $40.00 per share (25% Convertible premium to the rights offering subscription price) Preferred • Dividend: Stock ‒ Payable in cash or payment in-kind (PIK) at the Company’s election (3) ‒ Rate of 11% to 15% (based on rights offering participation) • ~$70 million rights offering of common stock to existing shareholders at $32.00 per share Rights Offering • Conversant has committed to backstop up to $42.5 million in the form of additional purchases of Preferred Stock • Approximately $17.3 million of interim debt financing from Conversant that will be immediately available to the Company to provide funds for working capital between signing and closing • This will be converted into preferred stock at closing (and included in the $82.5 million private placement) or paid debt down with the proceeds of the private placement Other • Conversant receives the right to appoint a number of directors to the board proportional to its as-converted ownership upon transaction closing • Transaction subject to Company stockholder approval and the satisfaction of certain other closing conditions • Expected to close during the fourth quarter of 2021 (subject to receipt of approvals) (1) In aggregate, the minimum initial gross proceeds from the transaction will total $125 million (or $150 million, inclusive of the $25 million accordion) (2) Accordion to be funded via Preferred Stock See Forwarding Looking Statements Disclaimer 11 (3) Dividend rate to be determined at closing based on participation in the rights offering

Transaction Benefits and Strategic Rationale Structure Provides Injects Liquidity and Positions Company to Certainty and Opportunity Fortifies Balance Sheet Benefit from Recovery for Existing Stockholder Participation Adds Working Capital and Investment in Existing Properties Conversant Backstop Provides Addressees Going Concern Accelerates Recovery Certainty of Capital Raise Issues Rights Offering Provides Ability Enhances Liquidity and Improves Ability to Strategically Expand for Existing Stockholder Capital Structure Portfolio through Acquisitions Participation Uniquely Positioned to Grow as a Provides Flexibility to Address Capitalized for Sustainable, Pure-Play Owner-Operator Near-to Medium-Term Maturities Long-Term Growth Plan Without Leases See Forwarding Looking Statements Disclaimer 12Transaction Benefits and Strategic Rationale Structure Provides Injects Liquidity and Positions Company to Certainty and Opportunity Fortifies Balance Sheet Benefit from Recovery for Existing Stockholder Participation Adds Working Capital and Investment in Existing Properties Conversant Backstop Provides Addressees Going Concern Accelerates Recovery Certainty of Capital Raise Issues Rights Offering Provides Ability Enhances Liquidity and Improves Ability to Strategically Expand for Existing Stockholder Capital Structure Portfolio through Acquisitions Participation Uniquely Positioned to Grow as a Provides Flexibility to Address Capitalized for Sustainable, Pure-Play Owner-Operator Near-to Medium-Term Maturities Long-Term Growth Plan Without Leases See Forwarding Looking Statements Disclaimer 12

Injects Liquidity and Fortifies Balance Sheet Debt Maturity Schedule as of 6/30/2021 • Approx. $17.3M $ 296.9 M interim loan The proposed investment will immediately adds substantially enhance the Company’s working capital into the balance sheet and improve liquidity by providing working capital and business addressing near- to medium-term $ 153.0 M maturities, including all mortgage debt • Transaction proceeds $ 118.0 M maturities through 2023. provide flexibility to $ 72.0 M refinance near-term $ 36.9 M maturities with $ 10.5 M attractive terms and (1) Dec 2021 Apr / May 2022 2023 2024 2025 2026 & After potentially lower Excludes $112.7 million of debt associated with 11 communities in process of transfer to Fannie Mae and $2.6 million in insurance financing agreements. (1) Debt secured by five properties in two bridge loans with partial or full corporate guarantees. leverage See Forwarding Looking Statements Disclaimer 13Injects Liquidity and Fortifies Balance Sheet Debt Maturity Schedule as of 6/30/2021 • Approx. $17.3M $ 296.9 M interim loan The proposed investment will immediately adds substantially enhance the Company’s working capital into the balance sheet and improve liquidity by providing working capital and business addressing near- to medium-term $ 153.0 M maturities, including all mortgage debt • Transaction proceeds $ 118.0 M maturities through 2023. provide flexibility to $ 72.0 M refinance near-term $ 36.9 M maturities with $ 10.5 M attractive terms and (1) Dec 2021 Apr / May 2022 2023 2024 2025 2026 & After potentially lower Excludes $112.7 million of debt associated with 11 communities in process of transfer to Fannie Mae and $2.6 million in insurance financing agreements. (1) Debt secured by five properties in two bridge loans with partial or full corporate guarantees. leverage See Forwarding Looking Statements Disclaimer 13

Provides Capital to Accelerate Occupancy Recovery and Market Penetration With the availability of new capital, Capital Senior Living intends to pursue a pipeline of identified potential investments in its current portfolio with attractive expected return on investment in the mid-teens. • Common area enhancements and upgrades Renovations • Complete refurbishment projects comprising flooring, furniture, paint, décor and lighting • Refreshment capital expenditures for minor upgrades Conversions • Opportunity to capture market share and embedded demand for memory care • Converting existing IL / AL inventory into memory care to achieve highest and best use • Improve resident experience and competitive positioning with targeted Upgrades enhancements • Comprises kitchen upgrades, bathroom upgrades, and other unit-specific improvements See Forwarding Looking Statements Disclaimer 14Provides Capital to Accelerate Occupancy Recovery and Market Penetration With the availability of new capital, Capital Senior Living intends to pursue a pipeline of identified potential investments in its current portfolio with attractive expected return on investment in the mid-teens. • Common area enhancements and upgrades Renovations • Complete refurbishment projects comprising flooring, furniture, paint, décor and lighting • Refreshment capital expenditures for minor upgrades Conversions • Opportunity to capture market share and embedded demand for memory care • Converting existing IL / AL inventory into memory care to achieve highest and best use • Improve resident experience and competitive positioning with targeted Upgrades enhancements • Comprises kitchen upgrades, bathroom upgrades, and other unit-specific improvements See Forwarding Looking Statements Disclaimer 14

Illustrative Uses of Capital Pro forma for the transaction, we believe Capital Senior Living will be capitalized for growth and sustainable, long-term value creation Use Timing Est. $MM § Execute on pipeline of identified investments in existing portfolio Current Portfolio § High-impact community renovations, targeted memory care conversions, Immediate ~$20MM Investments and unit upgrades § Provide working capital to the business to support occupancy recovery Working Capital Immediate ~$15MM and anticipated future growth § Solidify the balance sheet and create a more sustainable long-term capital structure Capital Structure Near-Term ~$100MM § Address upcoming near-term debt maturities, including those with corporate guarantees, through combination of repayment / refinancing Growth § Strategically expand the portfolio through accretive acquisitions Up to ~$40MM, Medium- Investments§ Highly scaleable platform which can grow with little or no incremental ~$15MM with Accordion Term (Acquisitions) overhead draw See Forwarding Looking Statements Disclaimer 15Illustrative Uses of Capital Pro forma for the transaction, we believe Capital Senior Living will be capitalized for growth and sustainable, long-term value creation Use Timing Est. $MM § Execute on pipeline of identified investments in existing portfolio Current Portfolio § High-impact community renovations, targeted memory care conversions, Immediate ~$20MM Investments and unit upgrades § Provide working capital to the business to support occupancy recovery Working Capital Immediate ~$15MM and anticipated future growth § Solidify the balance sheet and create a more sustainable long-term capital structure Capital Structure Near-Term ~$100MM § Address upcoming near-term debt maturities, including those with corporate guarantees, through combination of repayment / refinancing Growth § Strategically expand the portfolio through accretive acquisitions Up to ~$40MM, Medium- Investments§ Highly scaleable platform which can grow with little or no incremental ~$15MM with Accordion Term (Acquisitions) overhead draw See Forwarding Looking Statements Disclaimer 15

Summary The senior living industry is at an inflection point: it is recovering from Industry Dynamics the COVID-19 led downturn with a favorable long-term outlook Capital Senior Living Capital Senior Living continues to outperform peers in the challenging Performance environment Capital Senior Living is entering a strategic partnership with Capital Senior Living - Conversant Capital, an investor in the real estate, digital Conversant Strategic infrastructure, and hospitality sectors with a history of partnering with Partnership real estate platforms and their management team We believe the transaction solidifies the Company’s balance sheet, Transaction Benefits placing Capital Senior Living in a position of strength, and provides capital to catalyze and accelerate growth See Forwarding Looking Statements Disclaimer 16Summary The senior living industry is at an inflection point: it is recovering from Industry Dynamics the COVID-19 led downturn with a favorable long-term outlook Capital Senior Living Capital Senior Living continues to outperform peers in the challenging Performance environment Capital Senior Living is entering a strategic partnership with Capital Senior Living - Conversant Capital, an investor in the real estate, digital Conversant Strategic infrastructure, and hospitality sectors with a history of partnering with Partnership real estate platforms and their management team We believe the transaction solidifies the Company’s balance sheet, Transaction Benefits placing Capital Senior Living in a position of strength, and provides capital to catalyze and accelerate growth See Forwarding Looking Statements Disclaimer 16